UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2009
ARADIGM CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-28402 (Commission File Number)	94-3133088 (I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, CA (Address of principal executive offices)	94545 (Zip Code)
Registrant’s telephone number, including area code: (510) 265-9000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to the Employee Stock Purchase Plan
     On May 15, 2009, at the 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”) of Aradigm Corporation (the “Company”), the Company’s shareholders approved an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase the aggregate number of shares of the Company’s common stock (“Common Stock”) authorized for issuance under such plan by 2,500,000 shares to 4,550,000 shares (the “Purchase Plan Amendment”). The Company’s Board of Directors (the “Board”) previously adopted the Purchase Plan Amendment, subject to shareholder approval, in February 2009.
     The foregoing description of the Purchase Plan, as amended by the Purchase Plan Amendment, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Plan, as amended by the Purchase Plan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed description of the Purchase Plan, as amended by the Purchase Plan Amendment, is also contained in the Company’s proxy statement for the 2009 Annual Meeting on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2009.
Non-Employee Director Compensation
     On May 15, 2009, the Board approved the following changes to the Company’s non-employee director compensation applicable until the Company’s next annual meeting of shareholders:
•	Of the $50,000 annual retainer payable to the Chairman of the Board (Virgil D. Thompson), $25,000 shall be paid in cash and $25,000 shall be paid in shares of Common Stock, which Common Stock shall vest in equal quarterly installments over one year and is valued based upon the closing price of Common Stock on the date of such Board approval.

•	Of the $30,000 annual retainer payable to each other non-employee director (Frank H. Barker and John M. Siebert), $15,000 shall be paid in cash and $15,000 shall be paid in shares of Common Stock, which Common Stock shall vest in equal quarterly installments over one year and is valued based upon the closing price of Common Stock on the date of such Board approval.

•	An increase in the number of shares of Common Stock underlying the annual stock option award granted to the Chairman of the Board (Virgil D. Thompson) upon re-election to the Board from 35,000 shares to 200,000 shares, which option shall vest in equal quarterly installments over one year.

•	An increase in the number of shares of Common Stock underlying the annual stock option award granted to each other non-employee director (Frank H. Barker and John M. Siebert) upon re-election to the Board from 20,000 shares to 200,000 shares, which option shall vest in equal quarterly installments over one year.
     The other components of the Company’s non-employee director compensation remain unchanged.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are attached to this Current Report on Form 8-K:

Exhibit	Description
10.1	Aradigm Corporation Employee Stock Purchase Plan, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION
Dated: May 21, 2009	By:	/s/ D. Jeffery Grimes
		Name:	D. Jeffery Grimes
		Title:	Vice President of Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Aradigm Corporation Employee Stock Purchase Plan, as amended

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